BUSINESS DESCRIPTION	12 Months Ended
Dec. 28, 2025
BUSINESS DESCRIPTION
BUSINESS DESCRIPTION

NOTE 1 – BUSINESS DESCRIPTION

Organization

BT Brands, Inc. (“BT Brands,” “we,” “us,” “our,” or the “Company”) was incorporated as Hartmax of NY Inc. on January 19, 2016. Effective July 30, 2018, we acquired 100% of the ownership interests of BTND, LLC (“BTND”) in exchange for shares of our common stock pursuant to a Share Exchange Agreement (the “Share Exchange”). In 2020, BT Brands Inc. was reincorporated in the State of Wyoming.

Business

As of December 28, 2025, the Company owned and operated nine restaurants and held a nonconsolidated 40.7% equity interest in an operator of five restaurants. During fiscal 2025, we owned and operated six Burger Time restaurants in the north-central United States. In July 2025, we closed a leased Burger Time location in Minot, North Dakota and subsequently converted the property to a land lease on which payments are expected to commence in 2026. The net book value of the closed location was approximately $128,000, including land and equipment, with certain equipment relocated to other Burger Time units.

We also own and operate Keegan’s Seafood Grille (“Keegan’s”), a dine-in restaurant located in Indian Rocks Beach, Florida; Pie In The Sky Coffee and Bakery (“PIE”), located in Woods Hole, Massachusetts; and Schnitzel Haus, a German-themed restaurant located in Hobe Sound, Florida. We operated The Village Bier Garten (“VBG”), a German-themed restaurant in Cocoa, Florida, during fiscal 2024 and closed the restaurant on January 3, 2025.

Burger Time restaurants offer a variety of burgers and other affordable items, including sides and soft drinks. Keegan’s has operated in Indian Rocks Beach, Florida, for more than 35 years and offers a variety of fresh seafood for lunch and dinner, along with beer and wine. PIE offers freshly baked goods, sandwiches, and locally roasted coffee. Schnitzel Haus offers German and American menu items and beer, wine, and cocktails.

Our revenues are derived primarily from the sale of food and beverages at our restaurants. We also generate revenue from retail items at PIE and Keegan’s, including apparel, and from other merchandise, which collectively represent an insignificant portion of total revenue.

Proposed Business Combination with Aero Velocity

On September 2, 2025, BT Brands entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aero Merger Sub Inc., a Delaware corporation, and a direct, wholly owned subsidiary of BT Brands (“Merger Sub”) and Aero Velocity Inc., a Delaware corporation (“Aero”). Pursuant to the terms of the Merger Agreement, Aero will merge with and into the Merger Sub, with Aero continuing as the surviving corporation (the “Merger”), resulting in a combined entity (the “Merged Company”). The Merger Agreement contemplates a spin-off of shares of a newly formed subsidiary, BT Group, Inc., to BT Brands shareholders. BT Group, Inc., will retain all of BT Brands’ restaurant assets and liabilities, including cash and investments. Management of BT Group, Inc. plans to pursue a listing for BT Group common stock.

Completion of the Merger is subject to conditions, including shareholder approval. Upon the closing of the Merger, Aero shareholders will receive Merged Company Series A-1 and Series A-2 Convertible Preferred stock, with a stated value of $101,100,000, convertible into the Merged Company’s common stock at $1.48 per share. The Series A-1 shares will carry a 50-to-1, as converted, voting preference. The Series A-1 and A-2 together will represent 89% of the Merged Company’s ownership. BT Brands shareholders, along with its Advisor, Maxim Group, will retain an 11% ownership stake in the Merged Company. Concurrent with the closing of the Merger, Aero stockholders, or their designees, will invest $3 million, up to a maximum of $5 million, into newly authorized Series B Convertible Preferred of the Company.